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EXHIBIT 10.7


                           AGREEMENT Ingen Technologies, Inc. and Gary Hydrabadi

[INGEN LOGO]

INGEN TECHNOLOGIES, INC.
285 E. County Line Road, Calimesa California 92320
(800) 259-9622   FAX: (800) 777-1186


                              CONTRACTING AGREEMENT

This Agreement made effective as of this 22ND DAY OF MARCH, 2005, by and between GARY HYDRABADI, doing business as CARDIO-MED SYSTEMS, INC., further referred to as the ("Contractor"), whose principal address is 22 Louis Drive Melville, NY 11747; and INGEN TECHNOLOGIES, INC., A Nevada Corporation, further referred to as the ("Company"), whose principal address is 285 E. County Line Road, Calimesa, California 92320, and is made with reference to the following.

                                    RECITALS

A. The Company is a Medical Device Manufacturer, and in the business of providing medical products and services on a Global basis. Said products and services are inclusive of, but not limited to, vestibular function testing and balance testing.

B. The Company desires to exclusively engage the services of the Contractor to market physicians within the domestic United States to sell Secure Balance(TM) programs as described in Schedule-A. The Contractor also agrees to develop various markets for services for all of North America, as well as any future services that the Company deems authorized. The Company will use the Contractor as its' exclusive agent to provide those services described in Schedule-A.

C. The Company authorizes export rights to the Contractor for all sales of the Secure Balance (TM) program outside the United States. The Contractor accepts to sell the Secure Balance (TM) program outside the United States. The Secure Balance (TM) program includes the services and medical equipment as described in Exhibit-A.

C. The Contractor has the expertise, knowledge and resources for development and implementation of the services described in Schedule-A.

D. The Company will provide product, installation, training, market assistance, promotional materials and other developmental documentation used to promote said products and services in accordance to all laws of which govern the Company in this type of industry.

E. The Company desires to utilize the Contractor's expertise, knowledge and other resources for developing and promoting said services as described in the above Recitals for the purpose of establishing sales of vestibular testing products for the Contractor's client base, and as such, the Contractor desires to use the Company's client base for delivering the services as described in Schedule-A.


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NOW, THEREFORE, the Parties mutually agree as follows:


1. In consideration of the Contractor furnishing the expertise, knowledge and other resources in providing said services and market assistance as set forth in the above Recitals hereof, the Company agrees to issue 200,000 Shares of restricted public common stock, under SEC Rule-144, in addition the Company will Sell the Secure Balance VNG system to the Contractor at a discounted price of $32,000.00, and the Secure Balance SportKAT therapy system for $13,000.00. For quantities of 3-5 systems, the Company will discount the selling price another 10%. The Contractor will sign an invoice and deposit 50% of the selling price prior to shipping. The remaining 50% will be paid upon delivery.

2. The Company authorizes the Contractor, and any of his sub-marketing groups, to market, promote and sell the products and services of the Company as described in Exhibit-B. Any other products and services offered by the Company are not a part of this Agreement and may not be sold and/or marketed by the Contractor without the written permission or authorization from the Company.

3. As a part of the services specified herein, the Contractor accepts the above considerations and understands his/her rights to sell said services within the United States. The Contractor agrees to provide his/her "best efforts" to deliver those services as described in Schedule-A.

4. The Contractor is only responsible to market and sell the Secure Balance(TM) program. The Company is responsible to provide installation, training and support to the customer.

5. Except for the amounts paid to the Contractor as stated in paragraph-1 and within the Recitals herein, the Contractor shall not be entitled to other payment and/or reimbursement for expenses incurred pursuant to this Agreement. All costs and expenses incurred by the Contractor in rendering said services shall be reimbursed or advanced by the Company only upon written authorization to the Contractor by the Company.

6. The Company agrees to provide full and proper assistance to the Contractor inclusive of administrative support, technical support, and professional support on a best efforts basis and within regulatory guidelines and laws set forth for providing said services and without penalty to the Contractor.

7. The Contractor agrees to provide the Company with proper tax documentation and identification upon the signing of this Agreement in accordance to State and Federal tax laws.


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8.       The relationship between both parties created by this Agreement is that of principal ("the Company") and Outside Contractor ("the Contractor") in that the time spent and the professional manner in which the services are performed shall solely be the responsibility of the Contractor. However, the Contractor agrees to use their best and most diligent efforts, within all laws, to provide the resources and expertise under the terms and conditions setforth herein.

9. During the term of this Agreement the Contractor has the right to promote services, either directly and/or indirectly, to any entity that has a similar products as provided by the Company for the duration of this Agreement.

10. In consideration of the importance of confidentiality, non-disclosure and trade secrets, the Contractor acknowledges that during the course of this Agreement between the Company and the Contractor, the Contractor has had access to and will continue to have access to various confidential information and trade secrets consisting of compilations of information, records, specifications and trade lists, which are owned by the Company and which are regularly used in the operation of the Company's business. The Contractor specifically agrees to NOT distribute the product pricing of the Company, nor use the brand name on any of their pricing to their clients. Further, the Contractor will agree to keep confidential all material related to or made a part of this Agreement from any client, employee, associate and/or the like.

         In consideration of continued engagement through this Agreement during the period of the Agreement by the Company, the Contractor shall not disclose any of the aforesaid confidential information or trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the Contractor's engagement with the Company, but does not include information already within the public domain at the time the information is acquired by the Contractor, or information that subsequently becomes public through no act or omission of the Contractor.

         In further consideration of continued engagement and during the period of the Agreement, all files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether prepared by the Contractors or otherwise, coming into the Contractor's possession shall remain the exclusive property of the Company and shall not be removed from the Company's premises under any circumstances whatsoever without prior written consent of the Company.

11. This Agreement shall continue in effect for a period of two years (2-yrs), and may be continued thereafter only by the express mutual agreement of both parties. This agreement may be terminated only for cause or breech of any terms and conditions setforth herein.

12. This document contains the entire Agreement of the parties relating to this Agreement and correctly sets forth the rights, duties and obligations of all parties hereto. Any prior agreements, promises, negotiations and/or representations not expressly set forth in this Agreement is of no force and effect.


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13.      No waiver of any term or condition of this Agreement shall be deemed or construed to be a waiver of such term or condition in the future, or of any preceding or subsequent breach of the same or any other term or condition of this or any other agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party hereto.

14. No amendment or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Unless otherwise specifically set forth under a particular provision, any amendment or modification shall require the overall consent of both parties.

15. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is a conflict between any provision of this Agreement and any statute, law, ordinance, rule, order or regulation, the later shall prevail, but in such event any such provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

16. This Agreement, and all rights and obligations contained herein shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, legal and personal representatives, successors and assigns. It is also specifically agreed and understood that this Agreement shall be binding upon any successor-in-interest to the Company by way of merger, consolidation or otherwise.

17. Any controversy arising out of or in connection with this Agreement, or any amendment thereof, shall be determined and settled by arbitration in accordance with the rules of the American Arbitration Association. The venue for such arbitration shall be exclusively San Bernardino County, the State of California, and any award rendered shall be final and binding on each and all of the parties thereto and their successor-in-interest, and judgment may be entered thereon in any court having jurisdiction thereon. In any such proceeding, the Arbitrator shall be and hereby is empowered to render an award directing specific performance. Each individual party shall take responsibility for obligations pertaining to costs associated with their own legal representation.

18. All notices among the parties hereto shall be in writing and shall be deemed duly served when personally delivered to another party or, in lieu of such personal service, when deposited in the United States mail, certified and return receipt requested, with first class postage prepaid thereon, addressed as set forth above, or in such other place as may be specified in any written notice given pursuant to this paragraph as the address for service of notice. All notices shall be delivered to the parties addresses as witnessed below.


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                    Company:                  Scott Sand, CEO & Chairman
                                              Ingen Technologies, Inc.
                                              285 E. County Line Rd.
                                              Calimesa, CA 92320
                                              (800) 259-9622
                                              Tax ID No. 88-0429044

                    Contractor:               Mr. Gary Hydrabadi, Vice President
                                              Cardio-Med Systems, Inc.
                                              22 Louis Drive
                                              Melville,  NY  11747
                                              631-367-4308
                                              631-367-2890 FAX

19. This Agreement shall be governed and construed in accordance with laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above and agree to all of the terms and conditions of this Agreement setforth herein.


         The Contractor:
                           /S/ GARY HYDRABADI                    March 22, 2005
                           ----------------------------------    ---------------
                           Mr. Gary Hydrabadi, Vice President         Date
                           Cardio-Med Systems, Inc.


         The Company:

                           /S/ SCOTT SAND                        March 22, 2005
                           ----------------------------------    ---------------
                           Scott Sand, CEO                            Date


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                                   SCHEDULE-A

                  SERVICES PROVIDED BY INGEN TECHNOLOGIES, INC
                  --------------------------------------------


1. Preferred Provider Care will provide a 2-day balance medicine training program (focused on test reading) here in Jacksonville for all of your physicians and technician customers who require training and assistance for their new VNG private-label equipment. This seminar will include all training manuals, as well as the opportunity for hands on training for physicians and technicians and the opportunity for question and answer sessions with staff (underwritten by Preferred Provider Care.)

2. Attendees are responsible for their own travel arrangements, all travel costs and incidentals.

3. Ingen Technologies, Inc. will provide equipment, training and clinical support to the physician and on-site at the location where the purchased equipment resides. The Company agrees to provide on-site installation & training for 2 days.





Contract will be valid for two years.



-----------------------------------
Scott Sand, CEO & Chairman


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                                    EXHIBIT-A

                         PHYSICIAN ACCEPTANCE AGREEMENT

         THE PURCHASING PHYSICIAN AND/OR INSTITUTION HAS AGREED TO ACCEPT SERVICES FROM MEDICORE, INC. FOR EQUIPMENT, TRAINING AND CLINICAL SUPPORT. THAT SUPPORT INCLUDES THE FOLLOWING:


1. Preferred Provider Care will provide a 2-day balance medicine training program (focused on test reading) here in Jacksonville for all of your physicians and technician customers who require training and assistance for their new VNG private-label equipment. This seminar will include all training manuals, as well as the opportunity for hands on training for physicians and technicians and the opportunity for question and answer sessions with staff (underwritten by Preferred Provider Care.)

2. Attendees are responsible for their own travel arrangements, all travel costs and incidentals.

3. Ingen Technologies, Inc. will refer the customer to others services, inclusive of but not limited to, Medicare regulations, report readings, and billing/claim processing consults. The customer receives 5 free hours of professional services.





         Accepted By: __________________________________      __________________
                                Physician Name                       Date


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                                             EXHIBIT-B

                                   PRODUCT LIST SOLD TO CUSTOMER


ITI  INGEN TECHNOLOGIES, INC.                                               PROFORMA INVOICE
285 E. COUNTY LINE ROAD
CALIMESA CA 92320
(800) 259-9622


       ITEM       QTY      PART NO.                    DESCRIPTION                        PRICE
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         1        1ea.     Model-2000       Secure Balance 2 Channel VNG                $38,000.00
                                            Complete with computer system,
                                            1-Camera Goggle, Oculomotor Full-Field
                                              Projector
                                            Secure Balance(TM) Full Clinical VNG
                                              Software version 1.00
                                            Atmos Air Irrigator and Scope
                                            Installation and training (On-Site).
                                            2-Day Physician Interpretation Workshop
                                            Tower Computer or Laptop Notebook
                                            HP Color Printer

         2        1ea.     Model-4000       SPORTKAT Balance System                     $15,000.00
                                            Balance Therapy & Posturograhy Platform
                                            VVP Computer Data System
                                            Assessment & Treatment Software 3.02
                                            Flat Panel Display Computer System
                                            Base Unit 360 Degree Platform w/Tilt Sensor
                                            Handrails with Gauge Readout PSI
                                            DC-Power Supply
                                            Installation and Training (On-Site)

         3        1ea.                      2-Day Onsite Install & Training
                                            2-Day Phys. Interp. Workshop
                                            5 Hours on Medicare Compliance/Billing

                                            Full Warranty 1-Year
                                            Software Upgrades - No Charge


Grand Total                                                                             $53,000.00
                                                                                        ==========

                                   TAX AND FREIGHT NOT INCLUDED
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50% DEPOSIT/50% DELIVERY                 FOB: CALIMESA CA                   DELIVERY: 2-4 WEEKS ARO
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